UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04627

Name of Registrant: Vanguard Convertible Securities Fund

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2011 – November 30, 2012

Item 1: Reports to Shareholders

Annual Report | November 30, 2012
Vanguard Convertible Securities Fund

> Vanguard Convertible Securities Fund returned 13.18% for the fiscal year ended November 30, 2012.

> The fund’s return surpassed that of its benchmark index and the average return of its peer group.

> U.S.-based securities in the portfolio outperformed their international counterparts.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	11
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	29
About Your Fund’s Expenses.	30
Glossary.	32

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2012
Total
Returns
Vanguard Convertible Securities Fund	13.18%
Convertibles Composite Index	11.47
Convertible Securities Funds Average	9.01

For a benchmark description, see the Glossary.
Convertible Securities Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
November 30, 2011, Through November 30, 2012
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Convertible Securities Fund	$12.12	$12.95	$0.534	$0.177

Chairman’s Letter

Dear Shareholder,

Advances in the U.S. stock market helped Vanguard Convertible Securities Fund to bounce back strongly from its losses a year ago. For the 12 months ended November 30, 2012, the fund returned 13.18%, outperforming both its benchmark, the Convertibles Composite Index (+11.47%), and the average return of its peer group (+9.01%).

Convertible securities are bonds and preferred stocks that can be exchanged for common stocks at a predetermined price. These hybrid securities typically produce returns somewhere between those of the stocks and traditional bonds issued by the smaller companies that dominate this segment of the financial markets. The Convertible Securities Fund posted results consistent with that pattern, after several years of diverging from expectations.

In addition to the strength of the U.S. stock market, slightly stronger demand for convertible securities abroad and the advisor’s selection of securities boosted the fund’s performance for the period.

Stocks weathered turbulence to record a healthy advance Global stock markets seesawed through the 12 months ended November 30, ultimately finishing with double-digit gains. U.S. stocks led the way, returning about

16%, followed by European and emerging markets stocks. Stocks in the developed markets of the Pacific region had the smallest return but still rose about 10%.

The gains masked a significant level of apprehension during the period, with investors concerned about U.S. economic growth and the finances of European governments and banks. Worries about Europe, in particular, flared up in the spring and then quieted in the summer. The president of the European Central Bank declared in July that policymakers would do whatever was needed to preserve the euro common currency.

Although investors’ worries have eased, Europe’s financial troubles aren’t resolved. Vanguard economists believe the most likely scenario is that the Eurozone will “muddle through” for several years, with occasional spikes in market volatility, as fiscal tightening persists in the face of weak economic growth.

As the period drew to a close soon after the U.S. elections, attention to the United States’s considerable budgetary challenges intensified. The near-term focus on the “fiscal cliff” led to unsettling headlines and nervousness in the markets. But it also sparked serious debate about spending and tax policy options, and such attention could prove a first step to a long-term solution that resolves the nation’s fiscal imbalance and opens the way for growth.

Bonds notched solid results, but challenges lie ahead The broad U.S. taxable bond market returned more than 5% for the 12 months. Municipal bonds performed robustly, with returns of about 10%.

Market Barometer

		Average Annual Total Returns
	Periods Ended November 30, 2012
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	16.19%	11.63%	1.57%
Russell 2000 Index (Small-caps)	13.09	13.85	2.82
Russell 3000 Index (Broad U.S. market)	15.95	11.80	1.67
MSCI All Country World Index ex USA (International)	11.65	3.41	-3.84

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.51%	5.68%	6.04%
Barclays Municipal Bond Index (Broad tax-exempt market)	10.17	7.13	6.23
Citigroup Three-Month U.S. Treasury Bill Index	0.07	0.08	0.50

CPI
Consumer Price Index	1.76%	2.10%	1.84%

As bond prices rose, the yield of the 10-year U.S. Treasury note slipped to a record low in July, closing below 1.5%. (Bond yields and prices move in opposite directions.) By the end of the period, the yield had climbed, but it still remained exceptionally low by historical standards.

After years of relatively high bond returns, investors shouldn’t be surprised if future results are much more modest. The low yields mean the opportunity for similarly strong returns has diminished.

As it has since late 2008, the Federal Reserve held its target for short-term interest rates between 0% and 0.25%, which kept a tight lid on returns from money market funds and savings accounts. Shortly after the period closed, the Fed announced it would not boost interest rates until unemployment fell to 6.5% or lower, provided the long-term inflation outlook remains about 2%. Based on current Fed projections, short-term interest rates are expected to remain near zero into 2015.

Investors’ appetite for risk boosted the fund’s result
The Convertible Securities Fund invests in a narrow and somewhat complex slice of the global bond market, as well as in the specialized realm of preferred stocks. The fund aims to give investors some of the best characteristics of bonds and stocks: the income and relative stability of bonds along with the potential for growth if the underlying companies’ stocks appreciate.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Convertible Securities Fund	0.59%	1.35%

The fund expense ratio shown is from the prospectus dated March 27, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended November 30, 2012, the fund’s expense ratio was 0.52%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Convertible Securities Funds.

Convertible securities often are issued by small and midsized companies that have difficulty securing traditional sources of financing at a reasonable cost. Because they have low credit quality or are unrated, these securities expose the fund to more credit risk than more familiar investment-grade bonds do. Differentiating among unrated or poorly rated securities can be a challenge for most investors, so those who invest in this fund benefit significantly from its advisor’s skill and extensive research abilities.

During the 12-month period, some of the best-performing assets were large-cap U.S. stocks. The Convertibles Securities Fund benefited from some, but not all, of this enthusiasm for U.S. stocks, as its portfolio is more closely attuned to the performance of small- and mid-cap stocks, which lagged by a few steps. Weakness in the global stock markets—including worries about the Eurozone—also weighed on returns.

Still, investors overall were more willing than they were a year ago to invest in convertibles, which provided an alternative to stock market volatility and low bond yields.

The U.S. stock market’s robust rise contributed the most to the Convertible Securities Fund’s performance. The advisor’s security selections in the construction industry and health care added to the fund’s results.

Total Returns
Ten Years Ended November 30, 2012
Average
Annual Return
Convertible Securities Fund	8.76%
Convertibles Composite Index	6.73
Convertible Securities Funds Average	6.55

For a benchmark description, see the Glossary.
Convertible Securities Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

The advisor also took advantage of increased issuance of convertibles abroad. Given the tightness in global credit markets amid the European debt crisis, opportunities to buy convertibles outside the United States have increased. Because borrowing from European banks and other more traditional financing sources is a bigger challenge for companies without high credit ratings, more of them are open to issuing convertible securities.

In choosing international securities, the advisor focuses on those of higher quality. Foreign issues made up about 19% of the portfolio as of November 30, and their share is expected to gradually rise to about 30% in coming years.

For more information on the fund’s positioning and performance during the year, please see the Advisor’s Report that follows this letter.

The fund has delivered impressive long-term results
The Convertible Securities Fund returned an average of 8.76% a year for the decade ended November 30, 2012. As you can see in the table on page 5, this is about 2 percentage points above the average yearly return of both its benchmark index and its peer group.

As I noted earlier, convertible securities have typically returned a bit more than bonds and a bit less than stocks. In times of extreme market volatility, however, the fund’s results have veered from expectations. In fiscal years 2009 and 2010, the fund outperformed both the stock and the bond markets as investors turned to convertibles as an alternative way to increase their returns. In fiscal year 2011, the fund lagged those same markets as investors fled to the safety of U.S. Treasuries. Investors’ unpredictable desire for risk largely influences these extreme variations in performance.

The fund’s advisor, Oaktree Capital Management, has produced benchmark-beating returns over the years, including seven of the past ten. Such a track record is not easily achieved, particularly given the unprecedented market conditions we witnessed during the 2008–2009 financial crisis. Oaktree’s success stems from its skilled and experienced staff and its ability to identify distinctive investment opportunities in a highly specialized market segment.

How our core purpose informs our approach to active management
At Vanguard, we sum up our core purpose this way: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success. When it comes to our actively managed funds, such as the Convertible Securities Fund, this commitment is reflected both in our rigorous process for selecting fund advisors and in our efforts to keep the costs of our funds low. We believe our approach gives investors the opportunity to outperform market indexes over the long term.

But make no mistake: Outperformance is hard to come by. For one thing, competition among investors is fierce. Charles Ellis, author of one of my favorite books on investing, Winning the Loser’s Game, points out that the competition is not between the skilled and the inept—it’s between the skilled and the skilled. “It’s like the Williams sisters playing tennis against each other,” as he put it in a recent Vanguard webcast.

Winning is not impossible, however, and the chances of success increase when managers such as the talented ones at Oaktree deliver their services to clients at low cost, letting investors keep more of their returns.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
December 17, 2012

Advisor’s Report

The fiscal year ended November 30, 2012, was rewarding for convertible securities, with strong absolute and relative performance. Convertibles posted positive returns for all but three of the 12 months and performed in relative terms as expected, capturing much of the gain of equities while providing significant downside protection during periods of market weakness.

Vanguard Convertible Securities Fund returned 13.18% for the 12 months. That exceeded the 11.47% return of its blended benchmark, which is 70% Bank of America Merrill Lynch All US Convertibles Index and 30% Bank of America Merrill Lynch Global 300 Convertibles ex-US Index (hedged).

The investment environment
Late 2011 was tumultuous for investors as they grappled with macroeconomic concerns such as the uncertain fate of the euro, disappointing projections for global economic growth, and the challenging U.S. political situation. Convertibles achieved a positive return in this investment environ-ment, but their participation in the price gains of underlying equities was relatively limited.

In early 2012, markets reacted well to encouraging announcements from the European Central Bank and to positive U.S. economic reports and indicators. Investors also were pleased by solid earnings reports for 2011’s fourth quarter, and they appeared less concerned with the negative macroeconomic news that had consumed so much of that year. Stock markets followed their strong late-2011 advance with an impressive return for the first calendar quarter of 2012, and spreads tightened in the global credit markets. These vibrant conditions favored convertibles, resulting in an exceptionally strong quarter.

However, convertible securities retreated in the following three months, as equity markets weakened with investors growing more concerned about Europe’s sovereign-debt crisis—which was again at the forefront—and about data indicating slow economic growth in China. This produced a “risk off” investing environment marked by increased volatility and a broad retracement in credit markets. Convertibles were hurt by falling stock prices and wider credit spreads. The main driver of their returns was, as usual, the underlying stock performance, which declined with the overall equity market retreat. Fortunately, the second quarter ended with a strong advance for stocks; the last day of the period saw one of the biggest daily gains of the year. This late shift to “risk on” substantially reduced the negative returns experienced for most of the quarter.

The improved market tone lasted through the third calendar quarter. Convertible securities moved substantially higher on the heels of equity advances and continued tightening of spreads in global credit markets. The environment was characterized by optimism as investors reacted to generally positive second-

quarter earnings reports and, more importantly, to global stimulus measures. Investors stayed in a “risk on” mood in large part because of encouraging announcements from the European Central Bank, the U.S. Federal Reserve, and the Bank of Japan.

The markets weakened once again in October. Equities retraced significantly, but convertible bonds provided downside protection and declined only fractionally for the month. Despite some volatility and weakness early in November, both equities and convertible bonds recovered to post positive returns for that month.

New issuance was reasonable throughout the fiscal year, and we were encouraged by the relative pickup in primary market activity in the third quarter of 2012. Although the pace was not torrid by any means, it was helpful to have a steady flow of new convertible paper, much of it priced attractively. Primary market new-issue proceeds for the 12 months were $51 billion ($19 billion in the United States and $32 billion outside it), with September the busiest month.

Our successes
Although returns were broad-based, portfolio performance was enhanced by exposure to a number of holdings with strong stock moves. Among the top contributors were convertibles from Cemex, a building materials company, and Aegis, a U.K. advertising agency. Other notable performers included Brookdale Senior Living, Gilead Sciences, and Lennar. From an industry perspective, our relative performance benefited from superior selection among building-products and real estate securities, as well as from our overweight position in health services.

Our shortfalls
The portfolio had a small position (approximately 0.4%) in the convertible bonds of Knight Capital Group, a New Jersey-based securities firm. In August 2012, the company announced it could potentially realize losses of $440 million because of a trading error triggered by an internal software bug. We exited our position after this news. The performance impact was small (approximately 0.1% over the 12 months). Overall, the portfolio had no significant performance detractors or credit issues during the period.

The fund’s positioning
Trading was reasonably active as we responded to opportunities in the new-issue market as well as to those born of market volatility. New-issue purchases led us to sell some of our holdings with relatively high conversion premiums as well as many of our highly appreciated, very equity-sensitive names, particularly in the last three months of the period.

Importantly, the convertible new issue calendar got much busier recently and gave us some excellent long-term investing opportunities. The new issues enabled us to restock the portfolio with the balanced convertibles that we seek, increasing exposure to movements in the underlying equities without sacrificing protection against substantial market downdrafts. In summary, the period was conducive to rebalancing risk within the portfolio as we shed some appreciated securities in favor of others with desirable balanced qualities.

We remain fully invested, as usual, in a highly diversified, well-balanced portfolio of convertible securities, with a heavy emphasis on short- to intermediate-term bonds. The portfolio is slowly ramping up to its target 30% allocation to non-U.S. convertibles. As of November 30, 2012, the non-U.S. convertibles allocation was 19.1%, up from 16.3% a year earlier.

The portfolio is poised to participate meaningfully in potential equity rallies, while also conservatively positioned to provide relative downside protection.

Larry W. Keele, CFA
Principal and Founder

Jean-Paul Nedelec, Managing Director

Abe Ofer, Managing Director

Oaktree Capital Management, L.P.

December 21, 2012

Convertible Securities Fund

Fund Profile
As of November 30, 2012

Portfolio Characteristics
Ticker Symbol	VCVSX
Number of Securities	208
30-Day SEC yield	2.85%
Conversion Premium	49.1%
Average Weighted Maturity	6.3 years
Average Coupon	2.8%
Average Duration	5.3 years
Foreign Holdings	19.1%
Turnover Rate	82%
Expense Ratio[1]	0.59%
Short-Term Reserves	2.4%

Distribution by Maturity (% of fixed income
portfolio)
Under 1 Year	3.2%
1 - 5 Years	55.4
5 - 10 Years	30.9
10 - 20 Years	3.6
20 - 30 Years	6.9

Distribution by Credit Quality (% of fixed
income portfolio)
AAA	0.2%
AA	0.3
A	2.2
BBB	6.0
BB	16.2
B	20.0
Below B	0.2
Not Rated	54.9

For information about these ratings, see the Glossary entry for Credit Quality.

Total Fund Volatility Measures
	Conv.	DJ U.S.
	Comp.	Stock Market
	Index	Float Adj Idx
R-Squared	0.98	0.91
Beta	1.14	0.72

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Cemex SAB de CV	Cement	2.5%
Micron Technology Inc.	Semiconductors	2.2
Hologic Inc.	Health Care
	Equipment	2.1
Omnicare Inc.	Health Care Services	2.0
Brookdale Senior Living
Inc.	Health Care Facilities	1.9
SanDisk Corp.	Computer Storage &
	Peripherals	1.9
Salix Pharmaceuticals
Ltd.	Pharmaceuticals	1.8
priceline.com Inc.	Internet Retail	1.7
Jarden Corp.	Housewares &
	Specialties	1.7
Nuance
Communications Inc.	Application Software	1.6
Top Ten		19.4%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratio shown is from the prospectus dated March 27, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended November 30, 2012, the expense ratio was 0.52%.

Convertible Securities Fund

Sector Diversification (% of market
exposure)
Consumer
Discretionary	12.6%
Consumer Staples	2.0
Energy	11.9
Financials	13.4
Health Care	19.7
Industrials	11.5
Information
Technology	17.0
Materials	10.0
Telecommunication
Services	1.3
Utilities	0.6

Convertible Securities Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 2002, Through November 30, 2012
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended November 30, 2012
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Convertible Securities Fund	13.18%	4.05%	8.76%	$23,158
•••••••• Convertibles Composite Index	11.47	3.00	6.73	19,177
– – – – Dow Convertible Jones U. Securities S. Total Stock Funds Market Average	9.01	2.35	6.55	18,855
Float-Adjusted Index	15.92	1.84	7.20	20,046

For a benchmark description, see the Glossary.

Convertible Securities Funds Average: Derived from data provided by Lipper Inc.

See Financial Highlights for dividend and capital gains information.

Convertible Securities Fund

Fiscal-Year Total Returns (%): November 30, 2002, Through November 30, 2012

Average Annual Total Returns: Periods Ended September 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Convertible Securities
Fund	6/17/1986	17.88%	4.35%	3.81%	5.52%	9.33%

Convertible Securities Fund

Financial Statements

Statement of Net Assets
As of November 30, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
		Maturity		Amount	Value
	Coupon	Date	Currency	(000)	($000)
Convertible Bonds (86.1%)
Consumer Discretionary (10.2%)
Faurecia Cvt.	3.250%	1/1/18	EUR	1,418	1,694
Group 1 Automotive Inc. Cvt.	2.250%	6/15/36	USD	6,770	7,908
Hengdeli Holdings Ltd. Cvt.	2.500%	10/20/15	HKD	22,000	2,884
1 Iconix Brand Group Inc. Cvt.	2.500%	6/1/16	USD	4,615	4,652
Intime Department Store Group Co. Ltd. Cvt.	1.750%	10/27/13	HKD	19,000	2,570
1 Jarden Corp. Cvt.	1.875%	9/15/18	USD	27,865	28,649
Meritage Homes Corp. Cvt.	1.875%	9/15/32	USD	5,940	5,814
MGM Resorts International Cvt.	4.250%	4/15/15	USD	20,345	20,714
Misarte Cvt.	3.250%	1/1/16	EUR	2,842	4,382
Newford Capital Ltd. Cvt.	0.000%	5/12/16	USD	5,300	5,234
Nokian Renkaat OYJ Cvt.	0.000%	6/27/14	EUR	3,100	4,834
1 priceline.com Inc. Cvt.	1.000%	3/15/18	USD	26,255	28,684
Ryland Group Inc. Cvt.	1.625%	5/15/18	USD	5,845	7,518
Sekisui House Ltd. Cvt.	0.000%	7/5/16	JPY	150,000	1,862
Standard Pacific Corp. Cvt.	1.250%	8/1/32	USD	14,425	16,156
Steinhoff Finance Holding GmbH Cvt.	4.500%	3/31/18	EUR	200	260
Steinhoff Finance Holding GmbH Cvt.	5.000%	5/22/16	EUR	5,550	7,835
1 Toll Brothers Finance Corp. Cvt.	0.500%	9/15/32	USD	11,730	11,642
TUI Travel plc Cvt.	4.900%	4/27/17	GBP	1,900	3,186
TUI Travel plc Cvt.	6.000%	10/5/14	GBP	200	337
					166,815
Consumer Staples (1.6%)
Aeon Co. Ltd. Cvt.	0.300%	11/22/13	JPY	107,000	1,399
Glory River Holdings Ltd. Cvt.	1.000%	7/29/15	HKD	13,500	1,776
Marine Harvest ASA Cvt.	4.500%	2/23/15	EUR	700	1,039
Olam International Ltd. Cvt.	6.000%	10/15/16	USD	3,100	2,821
Pescanova SA Cvt.	5.125%	4/20/17	EUR	2,500	3,190
Pescanova SA Cvt.	6.750%	3/5/15	EUR	1,900	2,517
Tyson Foods Inc. Cvt.	3.250%	10/15/13	USD	1,090	1,307
Unicharm Corp. Cvt.	0.000%	9/24/15	JPY	310,000	4,300
Vector Group Ltd. Cvt.	2.500%	1/15/19	USD	7,245	7,870
Wilmar International Ltd. Cvt.	0.000%	12/18/12	USD	400	470
					26,689
Energy (7.7%)
BPZ Resources Inc. Cvt.	6.500%	3/1/15	USD	7,785	6,043
Cam 2012 SPA Cvt.	5.625%	10/26/17	EUR	800	1,126

Convertible Securities Fund

				Face	Market
		Maturity		Amount	Value
	Coupon	Date	Currency	(000)	($000)
Cie Generale de Geophysique - Veritas Cvt.	1.750%	1/1/16	EUR	2,060	3,022
Endeavour International Corp. Cvt.	5.500%	7/15/16	USD	7,960	6,885
Eni SPA Cvt.	0.250%	11/30/15	EUR	3,200	4,191
ExterranHoldings Inc. Cvt.	4.250%	6/15/14	USD	3,165	3,618
Helix Energy Solutions Group Inc. Cvt.	3.250%	3/15/32	USD	17,385	19,254
1 Hornbeck Offshore Services Inc. Cvt.	1.500%	9/1/19	USD	24,620	25,343
Lukoil International Finance BV Cvt.	2.625%	6/16/15	USD	5,300	5,915
McMoRan Exploration Co. Cvt.	4.000%	12/30/17	USD	870	709
Paladin Energy Ltd. Cvt.	3.625%	11/4/15	USD	2,591	2,060
Paladin Energy Ltd. Cvt.	6.000%	4/30/17	USD	2,634	2,166
1 PDC Energy Inc. Cvt.	3.250%	5/15/16	USD	7,055	7,875
Pembina Pipeline Corp. Cvt.	5.750%	12/31/18	CAD	3,360	3,708
Pembina Pipeline Corp. Cvt.	5.750%	11/30/20	CAD	435	480
Petrominerales Ltd. Cvt.	2.625%	8/25/16	USD	1,900	1,839
Seadrill Ltd. Cvt.	3.375%	10/27/17	USD	2,100	2,828
1 Stone Energy Corp. Cvt.	1.750%	3/1/17	USD	23,900	21,510
Subsea 7 SA Cvt.	2.250%	10/11/13	USD	1,300	1,472
Technip SA Cvt.	0.500%	1/1/16	EUR	831	1,328
TMK Bonds SA Cvt.	5.250%	2/11/15	USD	4,200	4,286
					125,658
Financials (11.7%)
1 American Equity Investment Life
Holding Co. Cvt.	3.500%	9/15/15	USD	15,465	17,388
1 Amtrust Financial Services Inc. Cvt.	5.500%	12/15/21	USD	9,645	11,857
Annaly Capital Management Inc. Cvt.	5.000%	5/15/15	USD	7,415	7,540
BES Finance Ltd. Cvt.	1.625%	4/15/13	USD	5,500	5,489
1 BioMed Realty LP Cvt.	3.750%	1/15/30	USD	5,485	6,459
BNP Paribas SA Cvt.	0.250%	9/21/15	EUR	2,900	3,241
CapitaCommercial Trust Cvt.	2.500%	9/12/17	SGD	4,000	3,577
CapitaLand Ltd. Cvt.	2.875%	9/3/16	SGD	4,750	4,093
ChinaOverseas Grand Oceans Finance
Cayman Ltd. Cvt.	2.000%	3/21/17	HKD	31,000	4,494
DFC Global Corp. Cvt.	3.000%	4/1/28	USD	8,726	9,610
1 DFC Global Corp. Cvt.	3.250%	4/15/17	USD	14,490	15,568
Fidelity National Financial Inc. Cvt.	4.250%	8/15/18	USD	5,640	7,283
Fonciere Des Regions Cvt.	3.340%	1/1/17	EUR	3,453	4,807
Forest City Enterprises Inc. Cvt.	4.250%	8/15/18	USD	22,052	22,796
Gecina SA Cvt.	2.125%	1/1/16	EUR	1,973	2,819
Graubuendner Kantonalbank Cvt.	2.000%	5/8/14	CHF	4,390	4,869
1 Host Hotels & Resorts LP Cvt.	2.500%	10/15/29	USD	12,880	16,180
Industrivarden AB Cvt.	2.500%	2/27/15	EUR	1,950	2,998
1 NorthStar Realty Finance LP Cvt.	7.500%	3/15/31	USD	11,585	13,431
Old Republic International Corp. Cvt.	3.750%	3/15/18	USD	8,515	8,749
ORIXCorp. Cvt.	1.000%	3/31/14	JPY	300,000	4,494
ShersonLtd. Cvt.	0.000%	6/4/14	HKD	28,610	4,513
ShuiOn Land Ltd. Cvt.	4.500%	9/29/15	CNY	4,000	673
TAG Immobilien AG Cvt.	5.500%	6/28/19	EUR	700	1,109
Walter Investment Management Corp. Cvt.	4.500%	11/1/19	USD	8,195	8,625
					192,662
Health Care (17.5%)
Brookdale Senior Living Inc. Cvt.	2.750%	6/15/18	USD	27,475	31,905
ChemedCorp. Cvt.	1.875%	5/15/14	USD	6,955	7,251
Hologic Inc. Cvt.	2.000%	12/15/37	USD	15,900	17,281
Hologic Inc. Cvt.	2.000%	3/1/42	USD	17,690	17,060

Convertible Securities Fund

				Face	Market
		Maturity		Amount	Value
	Coupon	Date	Currency	(000)	($000)
1 Illumina Inc. Cvt.	0.250%	3/15/16	USD	9,100	8,696
Insulet Corp. Cvt.	3.750%	6/15/16	USD	4,839	5,359
Integra LifeSciences Holdings Corp. Cvt.	1.625%	12/15/16	USD	18,973	19,151
1 Isis Pharmaceuticals Inc. Cvt.	2.750%	10/1/19	USD	12,113	11,500
LifePoint Hospitals Inc. Cvt.	3.500%	5/15/14	USD	6,644	6,802
1 Medicines Co. Cvt.	1.375%	6/1/17	USD	4,600	4,732
Medivation Inc. Cvt.	2.625%	4/1/17	USD	1,755	2,262
Molina Healthcare Inc. Cvt.	3.750%	10/1/14	USD	10,775	12,661
Omnicare Inc. Cvt.	3.750%	4/1/42	USD	32,434	32,596
Orpea Cvt.	3.875%	1/1/16	EUR	2,593	3,630
Qiagen Euro Finance SA Cvt.	3.250%	5/16/26	USD	3,500	4,203
1 Salix Pharmaceuticals Ltd. Cvt.	1.500%	3/15/19	USD	28,280	27,502
Salix Pharmaceuticals Ltd. Cvt.	2.750%	5/15/15	USD	1,575	1,847
Sawai Pharmaceutical Co. Ltd. Cvt.	0.000%	9/17/15	JPY	256,000	3,414
Teleflex Inc. Cvt.	3.875%	8/1/17	USD	4,120	5,186
United Therapeutics Corp. Cvt.	1.000%	9/15/16	USD	15,500	19,376
Volcano Corp. Cvt.	2.875%	9/1/15	USD	7,920	9,326
1 WellPoint Inc. Cvt.	2.750%	10/15/42	USD	19,760	20,489
1 Wright Medical Group Inc. Cvt.	2.000%	8/15/17	USD	14,255	15,199
					287,428
Industrials (9.8%)
Abengoa SA Cvt.	4.500%	2/3/17	EUR	800	940
1 Air Lease Corp. Cvt.	3.875%	12/1/18	USD	20,440	22,267
Asahi Glass Co. Ltd. Cvt.	0.000%	11/14/14	JPY	110,000	1,322
Avis Budget Group Inc. Cvt.	3.500%	10/1/14	USD	11,180	14,925
Barnes Group Inc. Cvt.	3.375%	3/15/27	USD	7,740	7,948
1 Barnes Group Inc. Cvt.	3.375%	3/15/27	USD	1,165	1,196
1 CBIZInc. Cvt.	4.875%	10/1/15	USD	2,435	2,502
ChartIndustries Inc. Cvt.	2.000%	8/1/18	USD	8,090	9,516
ChinaMerchants Holdings Pacific Ltd. Cvt.	1.250%	11/6/17	HKD	12,000	1,591
Covanta Holding Corp. Cvt.	3.250%	6/1/14	USD	12,720	15,805
GenCorp Inc. Cvt.	4.063%	12/31/39	USD	3,020	3,707
Greenbrier Cos. Inc. Cvt.	3.500%	4/1/18	USD	5,620	5,339
1 Kaman Corp. Cvt.	3.250%	11/15/17	USD	5,380	6,718
KFW Cvt.	1.500%	7/30/14	EUR	1,200	1,883
Kloeckner & Co. Financial Services SA Cvt.	2.500%	12/22/17	EUR	3,300	4,065
Larsen & Toubro Ltd. Cvt.	3.500%	10/22/14	USD	2,600	2,778
1 Lufthansa Malta Blues LP Cvt.	0.750%	4/5/17	EUR	1,882	2,631
Nexans SA Cvt.	4.000%	1/1/16	EUR	2,485	3,423
Nidec Corp. Cvt.	0.000%	9/18/15	JPY	20,000	242
PB Issuer No 2 Ltd. Cvt.	1.750%	4/12/16	USD	340	329
PB Issuer No 3 Ltd. Cvt.	1.875%	10/22/18	USD	3,586	3,747
Power Regal Group Ltd. Cvt.	2.250%	6/2/14	HKD	19,180	3,001
Russel Metals Inc. Cvt.	7.750%	9/30/16	CAD	3,325	4,050
San Miguel Corp. Cvt.	2.000%	5/5/14	USD	5,400	5,573
SGL Carbon SE Cvt.	0.750%	5/16/13	EUR	450	588
SGL Carbon SE Cvt.	2.750%	1/25/18	EUR	3,200	4,206
Siem Industries Inc. Cvt.	1.000%	9/12/19	USD	4,200	4,243
Siemens Financieringsmaatschappij NV Cvt.	1.050%	8/16/17	USD	2,000	2,014
Siemens Financieringsmaatschappij NV Cvt.	1.650%	8/16/19	USD	1,000	1,006
SMInvestments Corp. Cvt.	1.625%	2/15/17	USD	3,600	4,158
Societa Iniziative Autostradali e Servizi SPA Cvt.	2.625%	6/30/17	EUR	1,195	1,490
Tem SAS Cvt.	4.250%	1/1/15	EUR	1,758	2,402
1 Titan Machinery Inc. Cvt.	3.750%	5/1/19	USD	5,385	4,890

Convertible Securities Fund

					Face	Market
			Maturity		Amount	Value
		Coupon	Date	Currency	(000)	($000)
	Wabash National Corp. Cvt.	3.375%	5/1/18	USD	7,255	7,663
	XPOLogistics Inc. Cvt.	4.500%	10/1/17	USD	1,990	2,244
						160,402
Information Technology (16.6%)
	Atos Cvt.	2.500%	1/1/16	EUR	2,466	4,043
	AU Optronics Corp. Cvt.	0.000%	10/13/15	USD	3,200	2,656
	BroadSoft Inc. Cvt.	1.500%	7/1/18	USD	7,590	7,970
	Cap Gemini SA Cvt.	3.500%	1/1/14	EUR	1,402	2,043
1	Ciena Corp. Cvt.	3.750%	10/15/18	USD	15,865	17,481
	Comtech Telecommunications Corp. Cvt.	3.000%	5/1/29	USD	9,640	9,905
1	CSG Systems International Inc. Cvt.	3.000%	3/1/17	USD	9,590	10,135
1	DealerTrack Holdings Inc. Cvt.	1.500%	3/15/17	USD	7,120	7,351
	Econocom Group Cvt.	4.000%	6/1/16	EUR	1,946	2,802
	GTAdvanced Technologies Inc. Cvt.	3.000%	10/1/17	USD	3,180	2,433
	Hanwha SolarOne Co. Ltd. Cvt.	3.500%	1/15/18	USD	2,023	1,558
	Hon Hai Precision Industry Co. Ltd. Cvt.	0.000%	10/12/13	USD	100	104
	Intel Corp. Cvt.	2.950%	12/15/35	USD	4,410	4,595
	Ixia Cvt.	3.000%	12/15/15	USD	5,866	6,574
	Lam Research Corp. Cvt.	0.500%	5/15/16	USD	5	5
	Lam Research Corp. Cvt.	1.250%	5/15/18	USD	11,590	11,300
	Mentor Graphics Corp. Cvt.	4.000%	4/1/31	USD	15,550	17,406
	Micron Technology Inc. Cvt.	1.500%	8/1/31	USD	17,725	15,620
	Micron Technology Inc. Cvt.	1.875%	6/1/27	USD	3,904	3,482
	Micron Technology Inc. Cvt.	1.875%	8/1/31	USD	3,660	3,200
1	Micron Technology Inc. Cvt.	3.125%	5/1/32	USD	15,125	14,104
	Neopost SA Cvt.	3.750%	2/1/15	EUR	2,845	3,777
	Novellus Systems Inc. Cvt.	2.625%	5/15/41	USD	8,120	9,922
	Nuance Communications Inc. Cvt.	2.750%	11/1/31	USD	23,975	26,283
	ON Semiconductor Corp. Cvt.	2.625%	12/15/26	USD	13,237	13,899
	SanDisk Corp. Cvt.	1.500%	8/15/17	USD	27,735	30,855
	Take-Two Interactive Software Inc. Cvt.	1.750%	12/1/16	USD	3,915	3,842
1	TIBCO Software Inc. Cvt.	2.250%	5/1/32	USD	10,025	9,699
	VeriSign Inc. Cvt.	3.250%	8/15/37	USD	15,320	17,781
1	Vishay Intertechnology Inc. Cvt.	2.250%	11/15/40	USD	2,875	2,465
1	Vishay Intertechnology Inc. Cvt.	2.250%	5/15/41	USD	10,745	8,039
1	Vishay Intertechnology Inc. Cvt.	2.250%	6/1/42	USD	2,215	2,108
						273,437
Materials (9.8%)
	African Minerals Ltd. Cvt.	8.500%	2/10/17	USD	2,800	2,721
	AK Steel Corp. Cvt.	5.000%	11/15/19	USD	9,400	9,659
	AngloGold Ashanti Holdings Finance plc Cvt.	3.500%	5/22/14	USD	2,300	2,387
	Cemex SAB de CV Cvt.	3.250%	3/15/16	USD	15,788	16,498
	Cemex SAB de CV Cvt.	4.875%	3/15/15	USD	24,044	24,645
	Glencore Finance Europe SA Cvt.	5.000%	12/31/14	USD	2,100	2,569
	Goldcorp Inc. Cvt.	2.000%	8/1/14	USD	1,085	1,228
	Kaiser Aluminum Corp. Cvt.	4.500%	4/1/15	USD	5,570	7,627
	Petropavlovsk 2010 Ltd. Cvt.	4.000%	2/18/15	USD	3,100	2,914
	Royal Gold Inc. Cvt.	2.875%	6/15/19	USD	12,710	14,132
	RTI International Metals Inc. Cvt.	3.000%	12/1/15	USD	11,885	12,524
	Salzgitter Finance BV Cvt.	2.000%	11/8/17	EUR	2,650	4,065
[1,2]	ShengdaTechInc. Cvt.	6.500%	12/15/15	USD	305	3
	Steel Dynamics Inc. Cvt.	5.125%	6/15/14	USD	8,087	8,597
	Stillwater Mining Co. Cvt.	1.750%	10/15/32	USD	16,425	17,996
	Tata Steel Ltd. Cvt.	4.500%	11/21/14	USD	3,531	3,533

Convertible Securities Fund

				Face	Market
		Maturity		Amount	Value
	Coupon	Date	Currency	(000)	($000)
United States Steel Corp. Cvt.	4.000%	5/15/14	USD	24,585	25,615
Welspun Corp. Ltd. Cvt.	4.500%	10/17/14	USD	2,700	2,599
Western Areas NL Cvt.	6.375%	7/2/14	AUD	1,185	1,227
Western Areas NL Cvt.	6.400%	7/2/15	AUD	500	521
					161,060
Telecommunication Services (0.6%)
Billion Express Investments Ltd. Cvt.	0.750%	10/18/15	USD	4,800	5,064
Inmarsat plc Cvt.	1.750%	11/16/17	USD	1,300	1,679
SKTelecom Co. Ltd. Cvt.	1.750%	4/7/14	USD	2,961	3,279
					10,022
Utilities (0.6%)
Tata Power Co. Ltd. Cvt.	1.750%	11/21/14	USD	2,700	2,788
YTLCorp. Finance Labuan Ltd. Cvt.	1.875%	3/18/15	USD	5,800	6,648
					9,436
Total Convertible Bonds (Cost $1,373,623)					1,413,609

				Shares
Convertible Preferred Stocks (12.0%)
Consumer Discretionary (2.3%)
General Motors Co. Pfd.	4.750%			502,400	20,363
Interpublic Group of Cos. Inc. Pfd.	5.250%			15,740	16,571
					36,934
Consumer Staples (0.3%)
Bunge Ltd. Pfd.	4.875%			52,700	5,355

Energy (4.1%)
1 ChesapeakeEnergy Corp. Pfd.	5.750%			16,250	14,422
Energy XXI Bermuda Ltd. Pfd.	5.625%			51,920	17,807
Goodrich Petroleum Corp. Pfd.	5.375%			358,000	10,740
1 Sanchez Energy Corp. Pfd.	4.875%			201,300	10,153
SandRidge Energy Inc. Pfd.	8.500%			134,880	13,547
					66,669
Financials (1.4%)
Entertainment Properties Trust Pfd.	5.750%			237,600	5,211
Health Care REIT Inc. Pfd.	6.500%			184,733	10,420
Wintrust Financial Corp. Pfd.	5.000%			7,530	7,737
					23,368
Health Care (1.8%)
HealthSouth Corp. Pfd.	6.500%			16,430	17,190
Omnicare Capital Trust II Pfd.	4.000%			253,600	12,260
					29,450
Industrials (1.5%)
Continental Airlines Finance Trust II Pfd.	6.000%			37,030	1,226
Genesee & Wyoming Inc. Pfd.	5.000%			107,100	11,793
United Technologies Corp. Pfd.	7.500%			226,000	12,367
					25,386
Telecommunication Services (0.6%)
1 Iridium Communications Inc. Pfd.	7.000%			112,500	10,210
Total Convertible Preferred Stocks (Cost $193,477)					197,372

Convertible Securities Fund

			Market
			Value
	Coupon	Shares	($000)
Temporary Cash Investment (2.4%)
Money Market Fund (2.4%)
3 Vanguard Market Liquidity Fund
(Cost $39,740)	0.167%	39,740,130	39,740
Total Investments (100.5%) (Cost $1,606,840)			1,650,721
Other Assets and Liabilities (-0.5%)
Other Assets			24,878
Liabilities			(33,034)
			(8,156)
Net Assets (100%)
Applicable to 126,859,151 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)			1,642,565
Net Asset Value Per Share			$12.95

At November 30, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	1,539,880
Undistributed Net Investment Income	10,546
Accumulated Net Realized Gains	47,248
Unrealized Appreciation (Depreciation)
Investment Securities	43,881
Forward Currency Contracts	958
Foreign Currencies	52
Net Assets	1,642,565

See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2012, the aggregate value of these securities was $443,730,000, representing 27.0% of net assets.
2 Non-income-producing security—interest payments in default.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REIT—Real Estate Investment Trust.
AUD—Australian dollars.
CAD—Canadian dollars.
CHF—Swiss francs.
CNY—Chinese yuan.
EUR—Euro.
GBP—British pounds.
HKD—Hong Kong dollars.
JPY—Japanese yen.
SGD—Singapore dollars.
USD—United States dollars.
See accompanying Notes, which are an integral part of the Financial Statements.

Convertible Securities Fund

Statement of Operations

Year Ended
November 30, 2012
($000)
Investment Income
Income
Dividends	10,269
Interest[1,2]	52,810
Total Income	63,079
Expenses
Investment Advisory Fees—Note B
Basic Fee	5,706
Performance Adjustment	(616)
The Vanguard Group—Note C
Management and Administrative	3,280
Marketing and Distribution	302
Custodian Fees	55
Auditing Fees	36
Shareholders’ Reports	20
Trustees’ Fees and Expenses	4
Total Expenses	8,787
Net Investment Income	54,292
Realized Net Gain (Loss)
Investment Securities Sold	63,369
Foreign Currencies and Forward Currency Contracts	3,982
Realized Net Gain (Loss)	67,351
Change in Unrealized Appreciation (Depreciation)
Investment Securities	86,436
Foreign Currencies and Forward Currency Contracts	(823)
Change in Unrealized Appreciation (Depreciation)	85,613
Net Increase (Decrease) in Net Assets Resulting from Operations	207,256

1 Interest income is net of foreign withholding taxes of $14,000.
2 Interest income from an affiliated company of the fund was $55,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Convertible Securities Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	54,292	65,989
Realized Net Gain (Loss)	67,351	50,338
Change in Unrealized Appreciation (Depreciation)	85,613	(189,816)
Net Increase (Decrease) in Net Assets Resulting from Operations	207,256	(73,489)
Distributions
Net Investment Income	(71,050)	(68,040)
Realized Capital Gain[1]	(24,089)	(121,860)
Total Distributions	(95,139)	(189,900)
Capital Share Transactions
Issued	164,727	538,457
Issued in Lieu of Cash Distributions	82,817	166,796
Redeemed[2]	(397,521)	(494,030)
Net Increase (Decrease) from Capital Share Transactions	(149,977)	211,223
Total Increase (Decrease)	(37,860)	(52,166)
Net Assets
Beginning of Period	1,680,425	1,732,591
End of Period[3]	1,642,565	1,680,425

1 Includes fiscal 2012 and 2011 short-term gain distributions totaling $3,130,000 and $71,840,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net of redemption fees for fiscal 2012 and 2011 of $174,000 and $945,000, respectively. Effective May 23, 2012, the redemption fee was eliminated.
3 Net Assets—End of Period includes undistributed net investment income of $10,546,000 and $16,842,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Convertible Securities Fund

Financial Highlights

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.12	$13.85	$12.12	$8.86	$14.95
Investment Operations
Net Investment Income	.407	.451	.555	.475	.401
Net Realized and Unrealized Gain (Loss)
on Investments	1.134	(.752)	1.742	3.211	(5.170)
Total from Investment Operations	1.541	(.301)	2.297	3.686	(4.769)
Distributions
Dividends from Net Investment Income	(.534)	(.474)	(.567)	(.426)	(.501)
Distributions from Realized Capital Gains	(.177)	(.955)	—	—	(.820)
Total Distributions	(.711)	(1.429)	(.567)	(.426)	(1.321)
Net Asset Value, End of Period	$12.95	$12.12	$13.85	$12.12	$8.86

Total Return[1]	13.18%	-2.89%	19.39%	42.55%	-34.81%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,643	$1,680	$1,733	$1,715	$716
Ratio of Total Expenses to
Average Net Assets[2]	0.52%	0.59%	0.68%	0.72%	0.71%
Ratio of Net Investment Income to
Average Net Assets	3.23%	3.36%	4.08%	4.65%	3.28%
Portfolio Turnover Rate	82%	90%	103%	103%	77%

1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.04%), 0.03%, 0.12%, 0.12%, and 0.15%.

See accompanying Notes, which are an integral part of the Financial Statements.

Convertible Securities Fund

Notes to Financial Statements

Vanguard Convertible Securities Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund attempts to mitigate this risk by, among other things, performing a credit analysis of counterparties, monitoring exposure to counterparties, and requiring counterparties to post collateral to secure such exposure. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

Convertible Securities Fund

During the year ended November 30, 2012, the fund’s average investment in forward currency contracts represented 9% of net assets, based on quarterly average notional amounts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares prior to May 23, 2012, were credited to paid-in capital.

B. Oaktree Capital Management, L.P., provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Bank of America Merrill Lynch All US Convertibles Index (previously Merrill Lynch All Convertibles-All Qualities Index) for periods prior to March 1, 2011, and a composite index weighted 70% Bank of America Merrill Lynch All US Convertibles Index and 30% Bank of America Merrill Lynch Global 300 Convertibles ex-US Index (hedged) thereafter. The benchmark change will be fully phased in by February 2014. For the year ended November 30, 2012, the investment advisory fee represented an effective annual basic rate of 0.34% of the fund’s average net assets before a decrease of $616,000 (0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2012, the fund had contributed capital of $229,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.09% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Convertible Securities Fund

The following table summarizes the market value of the fund’s investments as of November 30, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Convertible Bonds	—	1,413,609	—
Convertible Preferred Stocks	197,372	—	—
Temporary Cash Investments	39,740	—	—
Forward Currency Contracts—Assets	—	1,043	—
Forward Currency Contracts—Liabilities	—	(85)	—
Total	237,112	1,414,567	—

E. At November 30, 2012, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
UBS AG	1/17/13	USD	89,931	EUR	69,110	220
UBS AG	1/17/13	USD	21,856	HKD	169,378	(5)
UBS AG	1/17/13	USD	16,870	JPY	1,390,580	751
UBS AG	1/17/13	USD	8,402	CAD	8,355	57
UBS AG	1/17/13	USD	7,387	SGD	9,015	(6)
UBS AG	1/17/13	USD	6,506	EUR	5,000	(35)
UBS AG	1/17/13	USD	4,990	CHF	4,620	(2)
UBS AG	1/17/13	USD	3,373	GBP	2,105	15
UBS AG	1/17/13	USD	1,897	AUD	1,825	(37)
						958
AUD—Australian dollar.
CAD—Canadian dollar.
CHF—Swiss franc.
EUR—Euro.
GBP—British pound.
HKD—Hong Kong dollar.
JPY—Japanese yen.
SGD—Singapore dollar.
USD—U.S. dollar.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss

Convertible Securities Fund

are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended November 30, 2012, the fund realized net foreign currency gains of $11,000, (including the foreign currency component on sales of foreign currency denominated bonds), which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

Certain of the fund’s convertible preferred stock investments are treated as debt securities for tax purposes. During the year ended November 30, 2012, the fund realized gains of $329,000 from the sale of these securities, which are included in distributable net investment income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

Certain of the fund’s convertible bond investments are in securities considered to be “contingent payment debt instruments,” for which any realized gains increase (and all or part of any realized losses decrease) income for tax purposes. During the year ended November 30, 2012, the fund realized net gains of $10,985,000 from the sale of these securities, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $7,342,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at November 30, 2012, the fund had $13,967,000 of ordinary income and $48,571,000 of long-term capital gains available for distribution.

At November 30, 2012, the cost of investment securities for tax purposes was $1,606,688,000. Net unrealized appreciation of investment securities for tax purposes was $44,033,000, consisting of unrealized gains of $91,901,000 on securities that had risen in value since their purchase and $47,868,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended November 30, 2012, the fund purchased $1,335,924,000 of investment securities and sold $1,497,531,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Year Ended November 30,
	2012	2011
	Shares	Shares
	(000)	(000)
Issued	13,049	39,245
Issued in Lieu of Cash Distributions	6,780	12,534
Redeemed	(31,617)	(38,263)
Net Increase (Decrease) in Shares Outstanding	(11,788)	13,516

I. In preparing the financial statements as of November 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Vanguard Convertible Securities Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Convertible Securities Fund (the “Fund”) at November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2012 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 14, 2013

Special 2012 tax information (unaudited) for Vanguard Convertible Securities Fund

This information for the fiscal year ended November 30, 2012, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $28,300,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $9,462,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 10.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2012. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Convertible Securities Fund
Periods Ended November 30, 2012
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	13.18%	4.05%	8.76%
Returns After Taxes on Distributions	11.27	1.98	6.79
Returns After Taxes on Distributions and Sale of Fund Shares	8.78	2.34	6.60

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended November 30, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Convertible Securities Fund	5/31/2012	11/30/2012	Period
Based on Actual Fund Return	$1,000.00	$1,083.88	$3.50
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.71	3.40

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.67%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Conversion Premium. The average percentage by which the weighted average market price of the convertible securities held by a fund exceeds the weighted average market price of their underlying common stocks. For example, if a stock is trading at $25 per share and a bond that is convertible into the stock is trading at a price equivalent to $30 per share of stock, the conversion premium is 20% ($5 ÷ $25 = 20%).

Credit Quality. For this report, credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. Credit-quality ratings are obtained from S&P.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Market Exposure. A measure that reflects a fund’s security investments excluding any holdings in short-term reserves.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Convertibles Composite Index: CS First Boston Convertible Securities Index through November 30, 2004; Bank of America Merrill Lynch All US Convertibles Index (formerly Bank of America Merrill Lynch All Convertibles-All Qualities Index) through December 31, 2010; and 70% Bank of America Merrill Lynch All US Convertibles Index and 30% Bank of America Merrill Lynch Global 300 Convertibles ex-US Index (hedged) thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U.S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.
Rajiv L. Gupta
Born 1945. Trustee Since December 2001. [2]	F. Joseph Loughrey
Principal Occupation(s) During the Past Five Years:	Born 1949. Trustee Since October 2009. Principal
Chairman and Chief Executive Officer (retired 2009)	Occupation(s) During the Past Five Years: President
and President (2006–2008) of Rohm and Haas Co.	and Chief Operating Officer (retired 2009) of Cummins
(chemicals); Director of Tyco International, Ltd.	Inc. (industrial machinery); Director of SKF AB
(diversified manufacturing and services), Hewlett-	(industrial machinery), Hillenbrand, Inc. (specialized
Packard Co. (electronic computer manufacturing),	consumer services), the Lumina Foundation for

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Michael S. Miller
Industries, Inc. (forklift trucks/housewares/lignite);	Kathleen C. Gubanich	James M. Norris
Director of Goodrich Corporation (industrial products/	Paul A. Heller	Glenn W. Reed
aircraft systems and services) and the National	Martha G. King	George U. Sauter
Association of Manufacturers; Chairman of the Board	Chris D. McIsaac
of the Federal Reserve Bank of Cleveland and of
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.	Chairman Emeritus and Senior Advisor

Peter F. Volanakis	John J. Brennan
Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q820 012013

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2012: $36,000
Fiscal Year Ended November 30, 2011: $36,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2012: $4,809,780
Fiscal Year Ended November 30, 2011: $3,978,540

(b) Audit-Related Fees.

Fiscal Year Ended November 30, 2012: $1,812,565
Fiscal Year Ended November 30, 2011: $1,341,750

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended November 30, 2012: $490,518
Fiscal Year Ended November 30, 2011: $373,830

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended November 30, 2012: $16,000
Fiscal Year Ended November 30, 2011: $16,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2012: $506,518
Fiscal Year Ended November 30, 2011: $389,830

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD CONVERTIBLE SECURITIES FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 21, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD CONVERTIBLE SECURITIES FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 21, 2013

VANGUARD CONVERTIBLE SECURITIES FUND

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: January 21, 2013

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444,
Incorporated by Reference.